UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 13, 2013

Date of Report (Date of earliest event reported)

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52228	33-0344842
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6042 Cornerstone Ct. West, Suite B, San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

(858) 210-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 13, 2013, Sorrento Therapeutics, Inc. (“Sorrento” or the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with certain accredited investors listed therein (the “Investors”), pursuant to which Sorrento sold 35,658,305 shares of common stock to such Investors, in consideration for an aggregate investment of $6,418,494.90 (the “Closing”). The Closing occurred on March 13, 2013.

The shares sold to the Investors at the Closing were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated under that section, which exempts transactions by an issuer not involving a public offering. None of these shares may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The Stock Purchase Agreement provides piggy back registration rights to the Investors, with such rights terminating upon the earlier of (a) seven years from the date of the Stock Purchase Agreement or (b) when such investor is entitled to sell all of the shares purchased pursuant to the Stock Purchase Agreement without volume restriction pursuant to Rule 144.

The foregoing summary of the Stock Purchase Agreement is qualified in its entirety by reference to the full text of the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act, and Rule 506 promulgated thereunder. The Stock Purchase Agreement contains representations to support the Company’s reasonable belief that the Investors in the Closing had access to information concerning the Company’s operations and financial condition, the Investors acquired the securities for their own accounts and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investors are sophisticated within the meaning of Section 4(2) of the Securities Act and “accredited investors” (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Company made no solicitation in connection with the Closing other than communications with the Investors; the Company obtained representations from the Investors regarding their investment intent, experience and sophistication; and the Investors either received or had access to adequate information about the Company in order to make an informed investment decision.

At the time of their issuance, the shares will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities will bear legends to that effect.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Description

10.1	Stock Purchase Agreement dated March 13, 2013 by and between the Company and the investors whose names appear on the signature pages thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

By:	/s/ Richard Vincent
	Name:	Richard Vincent
	Title:	Chief Financial Officer

Date: March 14, 2013

Index to Exhibits

Exhibit #	Description

10.1	Stock Purchase Agreement dated March 13, 2013 by and between the Company and the investors whose names appear on the signature pages thereof.